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                           VAN KAMPEN EQUITY TRUST II
                            ON BEHALF OF ITS SERIES
                   VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND
                    SUPPLEMENT DATED JANUARY 18, 2002 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                       PROSPECTUS DATED DECEMBER 28, 2001

    The Prospectus is hereby supplemented as follows:

(1) The section entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" is hereby deleted in its entirety and replaced with the following:

        PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Select Growth team. The team is made up of established investment professionals. Current members of the team include William Auslander, a Managing Director of the Adviser, Peter Dannenbaum, an Executive Director of the Adviser and Jeffrey Alvino, an Executive Director of the Adviser. The composition of the team may change without notice from time to time.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                   TMEG SPT 1/02
                                                                      71 171 271